UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 26, 2014

ALPINE 5 Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

460 Brannan Street, Suite 78064

San Francisco, CA 94107

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01 Change in Control of Registrant.

On June 18, 2014, the sole officer and director of ALPINE 5 Inc. (the “Company”), Richard Chiang, entered into a Share Purchase Agreement (the “SPA”) pursuant to which he entered into an agreement to sell an aggregate of 10,000,000 shares of his shares of the Company’s common stock to Yilaime Corporation (“Yilaime”) at an aggregate purchase price of $40,000. These shares represent 100% of the Company’s issued and outstanding common stock. Effective upon the closing date of the Share Purchase Agreement, June 26, 2014, Richard Chiang executed the agreement and owned no shares of the Company’s stock and Yilaime was the sole majority stockholder of the Company. A copy of the SPA is attached to this Current Report as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On June 26, 2014, following the execution of the SPA, Yilaime elected Alton Perkins as a Director of the Company and as Chairman of the Company’s Board of Directors. Immediately following the election of Mr. Perkins to the Company’s Board of Directors, Mr. Perkins, acting as the sole Director of the Company, accepted the resignation of Richard Chiang as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors. Mr. Chiang’s resignation was in connection with the consummation of the SPA between Mr. Chiang and Yilaime and was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Following Mr. Chiang’s resignation, and effective as of the same date, to fill the vacancies created by Richard Chiang’s resignations, the Board of Directors appointed Mr. Perkins as Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer and Secretary. Further, the Board of Directors also appointed Xianghai Lin and Mabiala T. Phuati as a Vice President of the Company. A copy of the resignation letter submitted by Mr. Chiang is attached to this Current Report as Exhibit 17.1.

Biographical Information for Alton Perkins, Age 62, Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer and Secretary

Mr. Perkins currently serves as President, Chief Executive Officer and Chairman of the Board of Directors of Yilaime Corporation and Yilaime Companies. Mr. Perkins is a former decorated Air Force Officer and Missile Launch Officer, who graduated from the University of Southern Illinois with a B.S. in Business Administration and a M.B.A. from the University of North Dakota. From 1988 through 1997 he held CEO positions with start-up companies in the Jet Fuels, Defense Contracting, construction, business consulting and development, and real estate industries. From 1997 through 2009 Mr. Perkins served as the CEO and Chief Technology Officer for internet, child care operations, media, and realty development companies. From 2009 to present, Mr. Perkins has served as Chairman of Yilaime Companies. Mr. Perkins has expertise in conducting business in China. Living and working in China studying Chinese consumer habits, working with Chinese entrepreneurs and government agencies, he developed the AmericaTowne® and AmericaStreet™ concept.

In addition to serving as Co-Chair of Yilaime Foreign Invested Partnership in China an entity focused on real estate development, he served as a Chief consultant to a major Chinese Chemical Company responsible for funding and technology transfer; he coordinated business with USA based auditors, DOW Chemical and USA Exim Bank.

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In 2013, he hosted the USA Chinese Investment Summit between USA and Chinese government officials and entrepreneurs holding sessions at the Washington Press Club; Harvard University; New York University and Wharton School of Business in Philadelphia. In 2013, he negotiated and signed agreements with Chinese Government Officials to develop an International trade Centers in China.

Yilaime Companies provides “innovative solutions for global trade and business” focusing on exporting to China goods and services “made in the USA.”

Biographical Information for Xianghai Lin, Age 38, Vice President

Mr. Xianghai Lin, a Chinese citizen residing in China is responsible for the Corporation’s operations in China. From 2010 to 2012 Mr. Lin served as Director of Marketing and Investments for Yilaime Corporation’s Foreign Invested Partnership in China. Mr. Lin was a lead executive in helping to develop the AmericaTowne® and AmericaStreet(™) concept.

Mr. Lin serves as the Company's Managing Director for all operations in China.

Prior to working with Yilaime Corporation, Mr. Lin was the Assistant Managing Director for one of China’s largest Grocery Chains. Mr. Lin has expertise in product design, marketing and sales. He is responsible for the export Buyer Program and the AmericaTowne® and AmericaStreet(™) Export Support programs in China.

Biographical Information for Mabiala T. Phuati, Age 54, Vice President

Mr. Mabiala T. Phuati currently serves as President and Chief Executive Officer of Yilaime Corporation North Carolina. Mr. Phuati is a retired from the Zaire Government now the Democratic Republic of Congo. Mr. Phuati previously worked at the World Bank, and the United Nations. His portfolio of work includes: Executive Administrator of the Democratic Republic of Congo Government; Executive Administrator for United Nations High Commission for Refugees in the Central African Region; World Bank; World Health Organization; and the State Banking Commission for the North Carolina Department of Commerce.

After leaving the State Banking Commission, in 2000, Mr. Phuati served as the President and Chief Executive Officer of Global Development Corporation a private enterprise where he focused on developing business in Africa in the mining industry.

In 2012 Mr. Phuati became Managing Director of Yilaime Corporation NC; in 2013 Mr. Phuati was promoted to President and Chief Executive Officer of Yilaime Corporation North Carolina and Vice President of Yilaime Corporation.

In connection with the consummation of the SPA, there was an understanding between the former management of the Company and Yilaime, the purchaser under the SPA, that Yilaime would appoint Mr. Alton Perkins as Chairman of the Board of Directors and as an officer of the Company immediately after the change of control was effected.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Share Purchase Agreement between Richard Chiang and Yilaime dated June 18, 2014
17.1	Richard Chiang resignation letter dated June 26, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE 5 Inc.

By: /s/ Alton Perkins
Alton Perkins
Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary
(Principal Executive Officer, Principal Financial Officer)

Date:  June 26, 2014

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